UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 27, 2004



                          Robotic Vision Systems, Inc.
             (Exact name of Registrant as specified in its charter)


       Delaware                    0-8623                     11-2400145
    (State of               (Commission File No.)           (IRS Employer
    incorporation)                                         Identification No.)

                               486 Amherst Street
                           Nashua, New Hampshire 03063
                    (Address of principal executive offices)


                  Registrant's telephone number: (603) 598-8400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_|      Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

|_|      Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

|_|      Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

         On September 27, 2004, the Registrant issued a press release regarding updated financial guidance for the period ended September 30, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements - None

(b) Pro Forma Financial Information - None

(c) Exhibits:

    Exhibit No.           Description

        99.1              Press Release dated September 27, 2004


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2004


                                       Robotic Vision Systems, Inc.



                                       By:    /s/ Jeffrey P. Lucas
                                       -------------------------------------
                                           Name:  Jeffrey P. Lucas
                                          Title:  Chief Financial Officer